Exhibit 99.1

Discovering excellence, driving clinical successTM Merriman Curhan Ford 4th Annual Investor Summit 2007 September 17, 2007

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop PS433540, a compound from its DARA program, Pharmacopeia’s Phase 2 and Phase 1 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon, GlaxoSmithKline, Organon and Wyeth, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Investment Highlights First-In-Class Proprietary DARA Program Dual-acting ARB and ERA for hypertension and kidney disease Completed multiple Phase 1 studies Initiated Phase 2 Proof of Concept study – 6 months ahead of schedule Novel Partnered Clinical Programs CXCR2 antagonist in Phase 2 (Schering-Plough) p38 kinase inhibitor in Phase 2 (Bristol-Myers Squibb) Deep Pipeline of Potential Products 5 clinical and 4 preclinical product candidates Clinical development stage company with 3 programs in Phase 2 including internal DARA therapeutic candidate

Agenda for Today Strong sustainable pipeline 3 programs in Phase 2 – DARA, CXCR2, p38 Strong strategic alliances with significant rights Help build financial runway and future portfolio Strong fundamentals Financials and events

Cardiovascular DARA PS433540 Immuno/Inflam JAK3 Parkinson’s Adenosine A2A Rheumatoid/MS CCR1 Derm/Ocular JAK3 Topical Inflammation PS873266 Undisclosed PS015146 Metabolic Disease PS248288 Respiratory PS948115 Inflammation PS386113 Oncology PS095760 Psoriasis /RA p38 PS540446 COPD CXCR2 PS291822 NDA Filed 3 2 I Development Optimization Lead Generation Program Clinical Phase Preclinical Deep High Quality Diversified Portfolio 5 programs active in the clinic 4 programs in preclinical development 3 internal programs in lead optimization PARTNERED INTERNAL

Hypertension and Diabetic Nephropathy Growing patient population due to rates of hypertension and diabetes 48% of Type 2 diabetics have nephropathy 50% of patients with microalbuminuria progress to proteinuria 33% of patients with proteinuria progress to end stage renal disease Large Medical Need and Market Opportunity Current treatment of kidney disease unsatisfactory Losartan and Irbesartan are only ARBs approved for diabetic nephropathy Disease can progress to dialysis and transplant despite treatment PS433540 – potential improved therapeutic approach 2007 Projected WW Patients (MM) Diabetic hypertension 25 Diabetic hypertension with nephropathy 21 Nephropathy = microalbuminuria, proteinuria or end-stage renal disease Source: Datamonitor, Hypertension and Diabetic Kidney Disease 10/2005

PS433540 (DARA) – First-in-class DARA combines the properties of two marketed product classes Angiotensin II (Type 1) receptor blockers (ARBs) ETA selective endothelin receptor antagonists (ERAs) Both receptors involved in blood pressure control and kidney function Efficacy, Safety, Compliance advantages for dual mechanism Potent blood pressure lowering in multiple hypertension models Dual approach validated in Phase 2 diabetic nephropathy studies Potentially reduce polypharmacy and side-effects with once-daily oral dosing Expect greatest utility in hypertensives with diabetic nephropathy Profile consistent with reducing high blood pressure and proteinuria First-in-class Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA) Potential novel antihypertensive with special benefits in diabetes

Development On Schedule Completed multiple Phase 1 studies Single ascending dose completed 2Q-07 Comparative bioavailability completed 3Q-07 Food effect completed 3Q-07 Multiple ascending dose study results expected 2H-07 Study progressed to 1,000 mg top dose level Phase 1 angiotensin challenge study initiated July 2007 Results expected 3/4Q-07 Phase 1 ET challenge to be initiated 2H-07 Phase 2a Proof of Concept study initiated September 2007 Ahead of schedule Results expected 1H-08 Phase 2b comparative efficacy in hypertension vs. standard of care To be initiated 1H-08 Results expected 2H-08

Excellent PK and Safety Profile in SAD Protocol Outline 48 normal volunteers Placebo controlled 6 dose levels from 20 to 1000 mg) (20, 50,100, 250, 500,1000) Blood and urine collection Comprehensive clinical and laboratory analyses Top Line Results Pharmacokinetics Exposure increased with increased dose Mean terminal half-life from 9.5-17.5 hrs Consistent with once-a-day dosing Safety Well tolerated at all single-dose levels No significant safety findings Linear dose-exposure relationship Rapid absorption, slow elimination PS433540 Plasma Concentration (ng/mL) AUC (0-inf) (ng*h/mL) Mean Plasma Concentration (ng/mL) 1 10 100 1000 10000 Time (h) 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 76 PS433540 1000 mg (N=6) PS433540 500 mg (N=6) PS433540 250 mg (N=6) PS433540 100 mg (N=6) PS433540 50 mg (N=6) PS433540 20 mg (N=6)

Excellent Progress in Clinical Program Multiple ascending dose study of safety and tolerability 50, 100, 250, 500 mg dose levels completed 14 days once-daily oral dosing in healthy volunteers No safety or tolerability issues observed with any completed doses Study has been expanded to add 1,000 mg dose Results of 1,000 mg dose are expected in 4Q-07 Phase 2a study of blood pressure lowering in hypertensive patients To evaluate safety and efficacy in Stages I and II hypertension Multi-center trial expected to enroll 170 patients 28 days oral once-daily dosing (200 and 500 mg PS433540 vs. placebo) Measure change in mean 24-hour ambulatory systolic and diastolic BP Results expected 1H-08

Development On Schedule Completed multiple Phase 1 studies Single ascending dose completed 2Q-07 Comparative bioavailability completed 3Q-07 Food effect completed 3Q-07 Multiple ascending dose study results expected 2H-07 Study progressed to 1,000 mg top dose level Phase 1 angiotensin challenge study initiated July 2007 Results expected 3/4Q-07 Phase 1 ET challenge to be initiated 2H-07 Phase 2a Proof of Concept study initiated September 2007 Ahead of schedule Results expected 1H-08 Phase 2b comparative efficacy in hypertension vs. standard of care To be initiated 1H-08 Results expected 2H-08

Potential New Rx for COPD & Asthma Large Market Potential CXCR2 antagonist blocks neutrophil recruitment to the lung Therapeutic target is COPD - chronic bronchitis and emphysema By 2020, expected to be 3rd leading cause of death in US $9B and 14MM patients in the US alone Program Status CXCR2 antagonist, PS291822 in Phase 2 COPD study Active against biomarker at 50 mg in volunteers Phase 2 clinical development on-going in COPD Currently only clinical-stage competitor is GSK in Phase 2 CXCR2 inhibitors for inflammatory lung disease

Novel Orally Available Rx for Inflammation Large Market Potential Block release of TNFa and IL-1 Combines the effects of Enbrel and Kineret Expected utility in RA, COPD, Psoriasis & IBD RA – $5.6B and 2.1MM patients in the US alone COPD - $9B and 14MM patients in the US alone Program Status p38 kinase inhibitor, PS540466, in Phase 2 psoriasis study Excellent safety and activity profile Leading competitors GSK, Pfizer and Vertex in Phase 2 p38 Kinase inhibitors for inflammatory diseases Oral small molecule offers compliance and cost advantages

Agenda for Today Strong sustainable pipeline 3 programs in Phase 2 – DARA, CXCR2, p38 Strong strategic alliances with significant rights Help build financial runway and future portfolio Strong fundamentals Financials and events

Strong strategic alliances with significant rights Discover and develop candidates to clinical proof of concept – GSK have right to develop and commercialize Develop and commercialize JAK3 Inhibitors for immunological and inflammatory diseases - PCOP retains rights to skin and eye topical products Alliance to produce lead series and Development Candidates - Pharmacopeia option to co-develop and co-commercialize Collaboration to optimize Cephalon leads to Development Candidates Help build financial runway and future portfolio

Agenda for Today Strong sustainable pipeline 3 programs in Phase 2 – DARA, CXCR2, p38 Strong strategic alliances with significant rights Help build financial runway and future portfolio Strong fundamentals Financials and events

Strong Financial Health For the Six Months Ended June 30, 2007 $11.3 million in net revenue $16.9 million in net loss Cash, Cash Equivalents and Marketable Securities $92.7 million as of June 30, 2007 $37.1 million net proceeds from public follow-on offering led by CIBC in 2Q-07 December 31, 2007 ending cash balance expected to be $65 - 70 million

Strong News Flow in 2007 and 2008 3/4Q:07 2H:08 DARA: Angiotensin II challenge study results DARA: Multiple Ascending Dose (MAD) study results  DARA: Endothelin challenge study initiated CCR1 antagonist for RA and MS chosen for development One or more additional partnered programs in Phase 1 One or more additional partnered programs in Phase 2  DARA: Initiate Phase 2a Proof of Concept study  1H:08 DARA: Phase 2a Proof of Concept study results DARA: 2nd Phase 2 hypertension study initiated

Discovering excellence, driving clinical successTM